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March 10, 1999

VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  AUSA Life Insurance Company,  Inc. Separate Account C
     Advisor's Edge Variable Annuity, Dimensional Variable Annuity and PGA Retirement Annuity
     File No.333-65149, 811-9062, CIK 947506
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), AUSA Life Insurance Company, Inc. Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: DFA Investment Dimensions Group, Inc.; Federated Insurance Series; Montgomery Funds III; PB Series Trust; and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

 .    DFA Investment Dimensions Group, Inc. (CIK: 355437) filed February 5, 1999
 .    Federated Insurance Series (CIK: 912577) filed February 26, 1999
 .    Montgomery Funds III (CIK: 930648) filed February 26, 1999
 .    PB Series Trust (CIK: 1026222) filed February 23, 1999
 .    Wanger Advisors Trust (CIK: 929521) filed March 5, 1999

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Gregory E. Miller-Breetz

Gregory E. Miller-Breetz
Assistant General Counsel